     As filed with the Securities and Exchange Commission on March 10, 2008

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05128

                          THE SWISS HELVETIA FUND, INC.
                     1270 Avenue of the Americas, Suite 400
                            New York, New York 10020
                                 1-888-SWISS-00

                        Rodolphe E. Hottinger, President
                                Hottinger et Cie
                               3 Place des Bergues
                                    C.P. 395
                                 CH-1201 Geneva
                                   Switzerland

                      Date of fiscal year end: December 31

          Date of reporting period: January 1, 2007 - December 31, 2007

ITEM 1. REPORT TO STOCKHOLDERS

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Directors and Officers

Samuel B. Witt III, Esq.          Baron Hottinger
CHAIRMAN (NON-EXECUTIVE)          DIRECTOR EMERITUS
Jean-Marc Boillat                 Rodolphe E. Hottinger
DIRECTOR                          PRESIDENT
Paul R. Brenner, Esq./1/          CHIEF EXECUTIVE OFFICER
DIRECTOR                          Rudolf Millisits
Alexandre de Takacsy              SENIOR VICE PRESIDENT
DIRECTOR                          CHIEF FINANCIAL OFFICER
Claude Frey                       Philippe R. Comby,
DIRECTOR                          CFA, FRM
R. Clark Hooper/ 2/               VICE PRESIDENT
DIRECTOR                          Edward J. Veilleux
Paul Hottinguer                   VICE PRESIDENT
DIRECTOR                          SECRETARY
Michael Kraynak, Jr./2/           Scot E. Draeger
DIRECTOR                          ASSISTANT SECRETARY
Didier Pineau-Valencienne/ 2,3/   Glen Fougere
DIRECTOR                          ASSISTANT TREASURER
Stephen K. West, Esq./2/          Peter R. Guarino, Esq.
DIRECTOR                          CHIEF COMPLIANCE OFFICER
Eric R. Gabus
DIRECTOR EMERITUS
-------------------------------------------------------------------------------
/1/AUDITCOMMITTEE CHAIRMAN / /    /3/GOVERNANCE/NOMINATING COMMITTEE CHAIRMAN
/2/AUDITCOMMITTEE MEMBER

INVESTMENT ADVISOR
Hottinger Capital Corp.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
(212) 332-7930

ADMINISTRATOR
Citi Fund Services, LLC

CUSTODIAN
Citibank, N.A.

TRANSFER AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

LEGAL COUNSEL
Stroock & Stroock & Lavan LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the "Fund") is managed by Hottinger Capital Corp., which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in the Bahamas, Basel, Geneva, London, Lugano, Luxembourg, New York, Sion, Toronto, Vienna and Zurich.

EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

FOR INQUIRIES AND REPORTS:
1-888-SWISS-00 (1-888-794-7700)
Fax: (212) 332-7931
email: swz@swz.com

WEBSITE ADDRESS
www.swz.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol "SWZ".

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in BARRON'S, the Monday edition of THE WALL STREET JOURNAL and the Sunday Edition of THE NEW YORK TIMES.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders

GLOBAL MARKETS REVIEW
    After a volatile summer, and a rebound in August and September as the Federal Reserve cut U.S. interest rates, stock markets around the world registered a difficult fourth quarter. Most of the developed markets had negative fourth quarters, while the strongest emerging markets finished flat during the same period. The detrimental effect of structured finance linked to mortgage debt continued to spread throughout most credit products, creating conditions for the end of the multi-year credit cycle boom.

    Default risk has been reintroduced into the equation, and the need for more capital for financial intermediaries has become an urgent reality because of the impairment of assets and the necessity to disclose contingent liabilities on companies' balance sheets.

SWISS MARKET REVIEW
    As described in previous reports in 2007, the Swiss market has been affected by issues plaguing the pharmaceuticals industry and investment banks. In 2007, on the positive side the industrial sector had a very strong performance (+27.63%), but as it is a relatively small portion of the market, it had less of an impact on the broad index. In spite of its strong performance, the industrial sector itself went through a correction towards the end of the year as economic activity started to show signs of slowdown worldwide.

    However, the Swiss Performance Index (SPI) was up 7.76% in U.S. dollar terms compared to 5.49% for the Standard & Poor's 500 Index. In Swiss francs, the SPI was flat for the year despite the strong headwinds described above.

    In corporate news, UBS, after announcing the departure of its CEO earlier in the year, revealed the extent of the damage resulting from its trading in sub-prime mortgage-backed securities. The bank wrote down 10 billion Swiss francs and indicated that it had remaining exposure of 29 billion Swiss francs. At the end of November, the average markdown on various collateralized debt obligations and residential mortgage-backed securities was 60 cents on the dollar. Noticeably, UBS had very little exposure to other problematic areas such as leveraged loans and no exposure to so-called "conduits". However, UBS has also seen losses generated from its portfolio of structured products.

    UBS also has announced a proposed dilutive capital management program consisting of the resale of treasury shares, the payment of dividends in stock rather than cash and a 13 billion Swiss franc issue of mandatory convertible bonds carrying a 9% coupon that would be closed to current shareholders. The program, if approved, would bring back the bank's tier one ratio from 8.8% (as of 12/31/07) to 12.2% (at the high end of the industry standard) which was the ratio before the sub-prime crisis. Shareholders will have the opportunity to approve this program at an extraordinary meeting on February 27th. Until then, any recovery in the

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

value of UBS' stock could be delayed by other potential issues including counterparty risk, the potential for increases in non-performing loans, and questions about the profitability of the bank's investment banking business model. These challenges notwithstanding, UBS' equity advisory franchise in the investment bank and the global private banking franchise should allow eventually the earnings of the entire company to be on a more normal level.

    While Credit Suisse has much less exposure than UBS to U.S. consumer debt, it has greater exposure to corporate debt, mainly leveraged loans (commitments on large private equity transactions) and commercial mortgage-backed securities. Its third quarter results registered a fair value adjustment of 6.9 billion Swiss francs on these commitments and on other structured products.

    As of September 2007, Credit Suisse's exposure to funded and unfunded non-investment grade loan commitments stood at 60 billion Swiss francs, much of it due to large private equity deals. Credit Suisse's relatively small fair value adjustment in comparison with its total exposure is probably the reason why it has not outperformed UBS since the crisis started, as investors feared that additional write downs may be required.

    In the pharmaceutical area, Novartis announced a restructuring program following the path of some of its European and U.S. peers. The program's goal is to cut costs, mainly through staff reductions, to an estimated annual pre-tax level of 1.6 billion U.S. dollars by 2010. A pre-tax restructuring charge of approximately 450 million U.S. dollars will be taken during the fourth quarter of 2007. Novartis is looking to decentralize its decision-making processes and stated that it will focus resources on research and development.

    The outlook for the company will depend on developments in the regulatory environment and execution of projects in the pipeline. While the company's valuation mostly reflects those risks, its cardio-vascular franchise and the growing oncology area will remain the key elements to monitor for a positive re-rating of the stock.

SWISS ECONOMIC NOTES
    Switzerland recorded stronger than expected growth of 0.8% in the third quarter (3.2% annualized) mainly as a result of private consumption, which grew by 0.9% over the previous quarter. This factor continues to be an important growth driver and is helped by the continuously improving Swiss labor situation (the unemployment rate finished the year at 2.6%) and rising income. However, all of the other components of domestic demand had negative quarterly growth rates. Most importantly, equipment expenditures were down 4.1% from the prior quarter.

    The export sector continued to be a strong contributor to economic activity dur-

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

ing the third quarter, increasing by 2.3% over the prior quarter. The growth in Gross Domestic Product (GDP) was 0.8% quarter-on-quarter and 2.3% on a year-over-year basis. Going forward, the performance of the export sector and financial intermediaries, (the latter accounting for up to 44% of overall GDP growth in Switzerland) will continue to be the most important factors to influence economic activity, as private consumption will continue to be affected by tightening credit standards.

    Short-term consumption estimates remain positive, however, as the Purchasing Manager Index (PMI), a forward looking indicator, reported solid numbers in November at 63.4 (its highest level was 67.7 on 11/30/06) and order backlog increased to 69.6 (its highest level was 74.5 on 11/30/06).

    The Consumer Price Index (CPI) increased from 0.4% (year-on-year) to 1.8% (year-on-year) between August and November. This was principally due to an increase in the price of oil. Excluding oil, the CPI was contained, increasing from 0.7% to 0.9%. The Swiss National Bank (SNB) has forecasted average inflation of 0.7% in 2007, 1.7% in 2008 (assuming an increase in the price of oil in the first half of 2008) and 1.5% in 2009.

    Following last quarter's monetary policy decision to cut interest rates, the three-month LIBOR rate rapidly dropped from a high of 2.9% to the target rate of 2.75% and remained at that level. At its last quarterly assessment in December, the SNB decided to leave its target range for the three-month LIBOR unchanged at 2.25%-3.25% and hold the rate in the middle of the target range, (i.e. at 2.75%). The SNB still forecasts a growth rate of a little over 2.5% in 2007 and 2% in 2008.

    On the bond interest rate front, the yield on 10-year Confederation bonds dropped slightly during the fourth quarter, and finished the year at 3%. Very short-term government rates (1 year or less) that are influenced more by SNB policy than by market forces, stayed substantially higher than the rates ranging from 2 years to 8 years. However, this second portion of the curve witnessed some steepening that could be related to expectations of higher inflation.

    Beginning in August, the Swiss franc benefited clearly from an increase in risk aversion in the market, increasing by 7% against the U.S. dollar and 1% against the euro, which is a new development. The Swiss franc was, after the Japanese yen, the strongest performer against the U.S. dollar among all main currencies. The outlook for the Swiss currency looks quite good based on the reversal of the carry trade, which benefits the funding currencies like the Swiss franc and the Japanese yen as interest rate differentials across different countries are expected to narrow.

OTHER NEWS INVOLVING THE SWISS NATIONAL BANK
    On December 12, 2007, the SNB joined the Bank of Canada, the Bank of England, the

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

European Central Bank (ECB) and the Federal Reserve Bank (FRB) in a coordinated effort to promote lending and restore liquidity in money markets as inter-bank spreads reached record levels against government rates. The FRB established a Temporary Term Auction Facility under which it offered two auctions of 20 billion U.S. dollars each in December. The FRB also established foreign exchange swap lines with the ECB and the SNB in which they entered with the FRB to auction 24 billion U.S. dollars to banks in Europe.

RIGHTS OFFERING AND FUND PERFORMANCE
    Since the conclusion of the Fund's rights offering in June, Management has invested substantially all of the proceeds from the offering in accordance with the Fund's investment objective and policies. The Fund has made new and additional investments in certain asset classes, including industrials, small- and mid-cap issuers and private equity vehicles, where Management has found attractive investment opportunities. In other sectors, such as real estate, Management continues to monitor market conditions and investment opportunities. As previously discussed and anticipated, the rights offering resulted in dilution to the net asset value of the Fund's shares. This dilution was estimated at 6.81% (measured in Swiss francs) at the conclusion of the offering. As of December 31, 2007, the Fund's annual total return based on net asset value was -2.67% (Swiss francs). Calculated without giving effect to this dilution, the Fund's annual total return was 4.00% (Swiss francs) as of December 31, 2007. The SPI's annual total return was -0.05% (Swiss francs) as of December 31, 2007. As such, Management has been able to reduce the impact of the rights offering dilution on the Fund's performance relative to the benchmark. Net of the dilution impact, the relative performance versus the SPI Index was -2.62% and with the effect of the dilution it was 4.05%.

    The mid cap sector, in which the Fund has made large investments, has been during the quarter affected by the current economic outlook and redemptions from investors in European and Swiss mutual funds. However, the main issue for the Fund was investors' increased risk aversion for the early stage companies in the biotech sector as the U.S. Food and Drug Administration (FDA) implemented new measures to improve its review process of new drug candidates. Under these measures, the FDA will rely more on external experts. Investors viewed these standards as making the approval process longer and more complex. The uncertainty created by the discussions around this development has penalized companies with a high number of products waiting for approval compared to their existing products on the market.

    The Fund's private equity investments have developed favorably, even though they have not yet had a material impact on the Fund's performance, as the Fund has less than 0.5% of its total assets invested in this sector. Management, however, is gradually increasing its exposure to this sector. There are ample opportunities in the venture capital and, especially, the buy-out sectors in Switzerland to

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

allow the Fund to make additional investments. The deployment of investments in these sectors is much longer than required for investments in public equities, but stays well within the time frame projected.

    As mentioned above, market conditions did not provide the Fund with many attractive investment opportunities in real estate and infrastructure. The price correction of listed real estate companies has brought these companies much closer to their net asset values. Since these companies are mostly active in commercial real estate, Management will continue to monitor developments in consumer spending and the local financial sector to assess the sign of a bottoming process.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)


------------------------------------------------------------------------------------------------------------------------------
PEER GROUP/INDICES PERFORMANCE COMPARISON IN SWISS FRANCS/1/
------------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL RETURN AS OF YEAR ENDED DECEMBER 31                   CUMULATIVE
                              ------- ----------------------------------------------------------------------    PERFORMANCE
                               2007    2006   2005  2004   2003   2002    2001    2000   1999   1998   1997  12/31/96-12/31/07
----------------------------- ------- ------ ------ ----- ------ ------- ------- ------ ------ ------ ------ -----------------
SWISS HELVETIA FUND           -2.67%* 20.56% 33.20% 7.75% 22.54% -20.40% -22.91% 14.06% 14.70% 15.57% 53.99%      194.85%
Swiss Performance Index
 (SPI)                         -0.05% 20.67% 35.61% 6.89% 22.06% -25.95% -22.03% 11.91% 11.69% 15.36% 55.19%      175.70%
Swiss Market Index (SMI)       -3.43% 15.85% 33.21% 3.74% 18.51% -27.84% -21.11%  7.47%  5.71% 14.28% 58.93%      115.22%
iShares MSCI Switzlerland/2/
 (Formerly called Webs
 Switzerland)                  -0.97% 20.02% 32.45% 6.34% 19.14% -26.23% -23.12%  7.75% 12.22% 11.74% 47.79%      125.87%
CS EF Swiss Blue Chips/3,7/    -1.66% 18.78% 32.27% 2.75% 18.13% -28.75% -22.12% 10.97%  7.57% 14.21% 59.90%      126.85%
UBS (CH) Equity Fund/4,7/      -2.55% 18.98% 33.50% 5.00% 18.14% -26.02% -22.04%  7.42%  6.43% 12.75% 55.94%      122.60%
Pictet (CH) -- Swiss
 Equities/5,7/                  1.94% 19.37% 37.06% 7.05% 20.10% -27.93% -22.35%  7.34%  9.38% 11.05% 55.65%      143.52%
Saraswiss (Bank Sarasin)/6,7/  -2.86% 18.69% 33.05% 2.93% 19.64% -28.51% -24.45%  9.72%  7.10% 14.41% 53.57%      110.65%

SOURCES : BLOOMBERG, MANAGEMENT COMPANIES' WEBSITES AND CITIGROUP FUND SERVICES. /1/ PERFORMANCE OF FUNDS IS BASED ON CHANGES IN THE FUND'S NAV OVER A SPECIFIED PERIOD. IN EACH CASE TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS. FUNDS LISTED, OTHER THAN ISHARES MSCI SWITZERLAND, ARE NOT REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION. PERFORMANCE AND DESCRIPTIVE INFORMATION ABOUT THE FUNDS ARE DERIVED FROM THEIR PUBLISHED INVESTOR REPORTS AND WEBSITES, WHICH ARE SUBJECT TO CHANGE.
/2/ SHARES OF ISHARES MSCI SWITZERLAND ARE TRADED ON THE NEW YORK STOCK
EXCHANGE AND SEEKS TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PERFORMANCE OF THE SWISS MARKET, AS MEASURED BY THE MSCI SWITZERLAND INDEX. THESE STOCKS REPRESENT SWITZERLAND'S LARGEST AND MOST ESTABLISHED PUBLIC COMPANIES, ACCOUNTING FOR APPROXIMATELY 85% OF THE MARKET CAPITALIZATION OF ALL SWITZERLAND'S PUBLICLY TRADED STOCKS. PERFORMANCE OF SHARES OF ISHARES MSCI SWITZERLAND IS CALCULATED BASED UPON THE CLOSING PRICES OF THE PERIOD INDICATED USING THE SWISS FRANC/U.S. DOLLAR EXCHANGE RATE AS OF NOON EACH SUCH DATE, AS REPORTED BY BLOOMBERG. SUCH EXCHANGE RATES WERE AS FOLLOWS: 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 = 1.67, 12/31/02 =
1.39, 12/31/03 = 1.24, 12/31/04 = 1.14, 12/31/05 = 1.32, 12/31/06 = 1.22 AND
12/31/07 = 1.13.
/3/ THIS FUND GIVES INVESTORS ACCESS TO THE SWISS EQUITY MARKET. IT HAS A BROADLY-DIVERSIFIED PORTFOLIO GEARED TO THE LONG-TERM VALUE GROWTH, WITH A PREFERENCE TO LARGE CAP STOCKS. STOCK SELECTION IS BASED ON CRITERIA SUCH AS COMPANY VALUATION, BUSINESS CLIMATE, MARKET POSITIONING AND MANAGEMENT QUALITY. /4/ THIS FUND INVESTS PRIMARILY IN MAJOR SWISS COMPANIES. QUALITY CRITERIA USED FOR DETERMINING RELATIVE WEIGHTINGS OF COMPANIES INCLUDE: STRATEGIC
ORIENTATION, STRENGTH OF MARKET POSITION, QUALITY OF MANAGEMENT, SOUNDNESS OF EARNINGS, GROWTH POTENTIAL AND POTENTIAL FOR IMPROVING SHAREHOLDER VALUE. THE INVESTMENT OBJECTIVE SEEKS TO PROVIDE RESULTS THAT ARE ALIGNED WITH THE SPI PERFORMANCE.
/5/ THIS FUND INVESTS IN SHARES OF COMPANIES LISTED IN SWITZERLAND AND INCLUDED IN THE SPI, MAINLY IN BLUE CHIP STOCKS.
/6/ THIS FUND INVESTS IN SHARES OF SWISS COMPANIES. IT WEIGHTS INDIVIDUAL SECTORS RELATIVE TO THE SPI ON THE BASIS OF THEIR EXPECTED RELATIVE
PERFORMANCE. IT FOCUSES ON LIQUID BLUE-CHIP STOCKS.
/7/ THESE FUNDS ARE NOT AVAILABLE FOR U.S. RESIDENTS OR CITIZENS.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

*NOT INCLUDING THE RIGHTS OFFERING DILUTION, THE NAV PERFORMANCE AS OF 12/31/07 WAS 4.00% MEASURED IN SWISS FRANC TERMS (RESULTING IN CUMULATIVE PERFORMANCE OF 215.20%).

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (concluded)

           ---------------------------------------------------------
           INDICES PERFORMANCE COMPARISON
           ---------------------------------------------------------
                                                      YEAR ENDED
                                                   DECEMBER 31, 2007
           --------------------------------------- -----------------
           PERFORMANCE IN SWISS FRANCS
           Swiss Performance Index (SPI)                -0.05%
           Swiss Helvetia Fund
            Based on Net Asset Value                    -2.67%/1/
           CHANGE IN U. S. DOLLAR VS. SWISS FRANC       -7.25%
           PERFORMANCE IN U.S. DOLLARS
           SWISS HELVETIA FUND PERFORMANCE
            Based on Net Asset Value                     4.95%/2/
            Based on Market Price                       -3.39%
           S & P 500 Index                               5.49%
           MSCI EAFE Index                              11.17%
           Lipper European Fund Index (10 Largest)      17.15%
           Lipper European Fund Universe Average        11.61%

SOURCES: CITIGROUP FUND SERVICES, LLC AND BLOOMBERG
/1/ NOT INCLUDING THE RIGHTS OFFERING DILUTION THE NAV PERFORMANCE AS OF 12/31/07 WAS 4.00% IN SWISS FRANC TERMS.
/2 /NOT INCLUDING THE RIGHTS OFFERING DILUTION THE NAV PERFORMANCE AS OF 12/31/07 WAS 12.14% IN U.S. DOLLAR TERMS.

OUTLOOK
    Beginning in June, the global market started to discount a projected rapid slowdown in corporate earnings in 2008-2009. Not only will the progression of sales numbers be affected by moderation of global economic growth, but also margins will be under pressure due to the effect of negative operating leverage and increased input prices. Return on equity also will suffer from lower earnings and higher capital needs to support business activity, mainly in the financial sector. As mentioned, however, the valuation of stocks in the Swiss markets is now at a level that reflects a major slowdown in the U.S. economy and a more moderate pace of growth outside the United States. While uncertainty about the impact of the credit crisis on global growth remains, Management will use the tools at its disposal including private equity and hedging instruments, to navigate the Fund through the rough environment caused by the unwinding of the U.S. credit bubble.

Sincerely,

/s/ Rodolphe E. Hottinger

Rodolphe E. Hottinger
PRESIDENT AND CHIEF EXECUTIVE OFFICER

/s/ Rudolf Millisits

Rudolf Millisits
SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

December 31, 2007

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Certain Information Concerning Directors (Unaudited)

    The following tables set forth certain information about each person currently serving as a Director of the Fund, including his beneficial ownership of Common Stock of the Fund. All information presented in the tables is as of December 31, 2007. Information is presented separately with respect to Directors who have been determined to be non-interested Directors and Directors who are interested Directors under the Investment Company Act of 1940, as amended.

                                                  CLASS I INTERESTED DIRECTOR
                                                  (TERM WILL EXPIRE IN 2010)
-------------------------------------------------------------------------------------------------------------------------------
     NAME,        POSITION(S)  TERM OF OFFICE                  PRINCIPAL                  OTHER DIRECTORSHIPS SHARES AND DOLLAR
    ADDRESS        WITH FUND   AND LENGTH OF                 OCCUPATION(S)                 HELD BY DIRECTOR       RANGE OF
     & AGE                      TIME SERVED       DURING AT LEAST THE PAST FIVE YEARS                           COMMON STOCK
                                                                                                                BENEFICIALLY
                                                                                                                  OWNED/1/
-------------------------------------------------------------------------------------------------------------------------------
 Mr. Alexandre     Director     Director from    Senior Advisor to the Hottinger Group           None              1,057
 de Takacsy/2/                  1987 to 1994   and President of Hottinger U.S. Inc. until                     $10,001-$50,000
   Financiere                  and since 1998.    December 2004; Vice Chairman of the
   Hottinguer                                  Board, Director, President and Secretary:
43, rue Taitbout                                Hottinger Capital Corp.; Retired Senior
  75009 Paris                                       Executive: Royal Bank of Canada.
     France

     Age 78
-------------------------------------------------------------------------------------------------------------------------------
                                                CLASS I NON-INTERESTED DIRECTOR
                                                  (TERM WILL EXPIRE IN 2010)
-------------------------------------------------------------------------------------------------------------------------------
     NAME,        POSITION(S)  TERM OF OFFICE                  PRINCIPAL                  OTHER DIRECTORSHIPS SHARES AND DOLLAR
    ADDRESS        WITH FUND   AND LENGTH OF                 OCCUPATION(S)                 HELD BY DIRECTOR       RANGE OF
     & AGE                      TIME SERVED       DURING AT LEAST THE PAST FIVE YEARS                           COMMON STOCK
                                                                                                                BENEFICIALLY
                                                                                                                  OWNED/1/
-------------------------------------------------------------------------------------------------------------------------------
 Mr. Jean-Marc     Director;   Director since       Former CEO, Tornos-Bechler S.A.,             None              4,600
    Boillat      Member of the      2005.            Moutier; Former Ambassador of                            $50,001-$100,000
   Les Gradas     Governance/                      Switzerland in various countries,
47120 Villeneuve  Nominating                       including Lebanon, Cyprus, Angola,
    de Duras       Committee                           Mozambique and Argentina.
     France       since 2005.

     Age 66
-------------------------------------------------------------------------------------------------------------------------------

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Certain Information Concerning Directors (Unaudited) (continued)

                                                   CLASS I NON-INTERESTED
                                             DIRECTOR(TERM WILL EXPIRE IN 2010)
-----------------------------------------------------------------------------------------------------------------------------
    NAME,       POSITION(S)  TERM OF OFFICE           PRINCIPAL                  OTHER DIRECTORSHIPS        SHARES AND DOLLAR
   ADDRESS       WITH FUND   AND LENGTH OF          OCCUPATION(S)                 HELD BY DIRECTOR              RANGE OF
    & AGE                     TIME SERVED   DURING AT LEAST THE PAST FIVE                                     COMMON STOCK
                                                        YEARS                                                 BENEFICIALLY
                                                                                                                OWNED/1/
-----------------------------------------------------------------------------------------------------------------------------
Mr. Claude W.    Director;   Director since    President of the Swiss        Chairman of the Board: Infra        3,086
     Frey      Member of the     1995.      Parliament from 1994 to 1995;   Tunnel SA (Marin); Beton Frais  $50,001-$100,000
   Clos 108     Governance/                 President of the Swiss Police     SA (Marin); Member of the
2012 Auvernier  Nominating                  Academy (Neuchatel) from 1996     Board: Dexia Banque Privee
 Switzerland     Committee                  to 2003; Member of the Swiss    (Suisse), Zurich; Dexia Public
                since 2002.                 Parliament from 1979 to 2003;   Finance (Switzerland), Geneva;
    Age 64                                  Parliamentary Assembly of the        Racemark Industries
                                                  Council of Europe           (Switzerland) SA, Couvet;
                                              (Strasbourg) from 1996 to        SCCM SA (Crans-Montana);
                                            2004; Executive Board of the      President of the Steering
                                            "North-South Centre" (Lisbon)    Committee of InterNutrition
                                            since 1999; President of the      (Zurich); Chairman of the
                                               National Committee for       Executive Board of the "North-
                                            Foreign Affairs from 2001 to       South Centre" (Lisbon);
                                              2003 (Vice President from        Chairman of the Federal
                                             1991 to 2001); Chairman of         Committee for Employee
                                              the Board: Berun Frais SA         Pension Plans (Berne).
                                                 (Marin) since 2002;
                                              Federation of Swiss Food
                                            Industries (Berne) from 1991
                                            to 2001; Association of Swiss
                                               Chocolate Manufacturers
                                             (Berne) from 1991 to 2000;
                                             Vice Chairman of the Board:
                                                 Federation of Swiss
                                               Employers' Association
                                             (Zurich) from 1997 to 2001.
-----------------------------------------------------------------------------------------------------------------------------
 Ms. R. Clark    Director;   Director since President of Dumbarton Group   Director of certain funds in the      1,000
    Hooper     Member of the     2007.       LLC (regulatory consulting)      American Fund fund complex    $10,001-$50,000
   1156 St.        Audit                     from 2003 to 2007; Various       (18 funds); Director of JP
 Andrews Road    Committee                      positions, including          Morgan Value Opportunities
Bryn Mawr, PA   and Member                   Executive Vice President of      Fund; Chairman and Member
    19010         of the                        Regulatory Policy and         of the Executive Committee
                Governance/                   Oversight (2002-2003) and        and Board of Trustees of
    Age 61      Nominating                       Strategic Programs          Hollins University (VA); and
                 Committee                   (1992-2002) of the National    Trustee of Children's Hospital
                since 2007.                   Association of Securities         of Philadelphia (PA).
                                              Dealers, Inc. (currently,
                                            Financial Industry Regulatory
                                            Authority, Inc.) from 1972 to
                                                        2003.
-----------------------------------------------------------------------------------------------------------------------------

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Certain Information Concerning Directors (Unaudited) (continued)

                                                   CLASS II NON-INTERESTED
                                                DIRECTOR(TERM WILL EXPIRE IN
                                                            2008)
------------------------------------------------------------------------------------------------------------------------------
     NAME,         POSITION(S)   TERM OF OFFICE        PRINCIPAL                 OTHER DIRECTORSHIPS         SHARES AND DOLLAR
    ADDRESS         WITH FUND    AND LENGTH OF       OCCUPATION(S)                HELD BY DIRECTOR               RANGE OF
     & AGE                        TIME SERVED   DURING AT LEAST THE PAST                                       COMMON STOCK
                                                       FIVE YEARS                                              BENEFICIALLY
                                                                                                                 OWNED/1/
------------------------------------------------------------------------------------------------------------------------------
  Mr. Paul R.       Director;    Director since   Of Counsel of Salans        Chairman of the Board and           15,087
  Brenner Esq.     Chairman of      December     (law firm) since July         Director: Harry Limited        over $200,000
 25 Moore Road      the Audit        2002.       1996; Paul R. Brenner,      (Private Investment Company
  Bronxville,       Committee                    Attorney-at-Law since         ("P.I.C.")); MFGAT, Inc.
    New York       since 2006;                   June 1993; Counsel to    (P.I.C.); Strelsau, Inc. (P.I.C.);
     10708        Member of the                  the Fund from 1994 to           MG Management Corp.
                   Governance/                    2002; Partner: Kelly        (P.I.C.); Marango Capital
     Age 65        Nominating                    Drye & Warren LLP (law       Management Corp. (P.I.C.);
                    Committee                   firm) from 1976 to 1993.       Quercus Foundation, Inc.
                 since 2005; and                                                (Private Foundation);
                 Secretary from                                             Highstead Fund, Inc. (Private
                  1987 to 2002.                                                 Foundation); Highstead
                                                                             Foundation, Inc. (Arboretum)
                                                                               and Director and Senior
                                                                              Trustee: The Louis Calder
                                                                                 Foundation (Private
                                                                                     Foundation).
------------------------------------------------------------------------------------------------------------------------------
   Mr. Didier       Director;    Director since    Honorary Chairman:          Director: Fleury Michon            3,070
    Pineau-       Member of the      1999.       Schneider Electric SA         (France); AFEP (France);      $50,001-$100,000
  Valencienne         Audit                           (industrial               Wendel Investissements
   c/o SAGARD       Committee                     conglomerate) since        (formerly Compagnie Generale
 Private Equity  since 1999; and                 1999; Chairman of the     d'Industrie et de Participations
    Partners      Member (since                     Board and CEO of          (CGIP)) from 1996 to 2005;
 24/32 Rue Jean     2002) and                    Schneider Electric SA      Member of the Board of Pernod
     Goujon         Chairman                          (industrial           Ricard; Member of Supervisory
  75008 Paris     (since 2007)                  conglomerate) from 1981       Board of AXA-UAP (France)
     France          of the                       to 1999; Chairman of      (insurance) from 1998 to 2001;
                   Governance/                  AFEP from 1999 to 2001;       Member of Advisory Board:
     Age 76        Nominating                   Vice Chairman of Credit      Booz Allen & Hamilton (USA)
                   Committee.                     Suisse First Boston        from 1997 to 2002; Member of
                                                    (Europe) Limited         LaGardere (France) (holding
                                                  (investment banking)                company).
                                                   from 1999 to 2002;
                                                Senior Advisor of Credit
                                                  Suisse First Boston
                                                  since 2002; Partner,
                                                 SAGARD Private Equity
                                                  Partners (France).
------------------------------------------------------------------------------------------------------------------------------
 Mr. Samuel B.      Director;    Director since  Senior Vice President       Former Member and President          4,470
Witt, III, Esq.     Chairman         1987.        and General Counsel:         of the Virginia Military      $50,001-$100,000
 1802 Bayberry   (Non-executive)                 Stateside Associates,       Institute Board of Visitors;
Court, Suite 401   since 2006;                  Inc. from August 1993 to      Trustee, The Williamsburg
   Richmond,       Chairman of                    May 30, 2004; Senior       Investment Trust (registered
 Virginia 23226     the Audit                   Consultant to Stateside     investment company); Trustee,
                    Committee                    Associates, Inc. from            George C. Marshall
     Age 72       from 1993 to                   June 1 to December 31,          Foundation; Trustee,
                    2005; and                    2004; Samuel B. Witt,        University of Virginia Law
                  Member of the                  III, Attorney-at-Law,       School Foundation; Director,
                   Governance/                     since August 1993.          Gateway Homes, Inc.; and
                   Nominating                                               Director, College Orientation
                    Committee                                                         Workshop.
                   since 2002.
------------------------------------------------------------------------------------------------------------------------------

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Certain Information Concerning Directors (Unaudited) (continued)

                                            CLASS III INTERESTED DIRECTOR(TERM
                                                   WILL EXPIRE IN 2009)
--------------------------------------------------------------------------------------------------------------------------
    NAME,      POSITION(S)   TERM OF OFFICE           PRINCIPAL                 OTHER DIRECTORSHIPS      SHARES AND DOLLAR
   ADDRESS      WITH FUND    AND LENGTH OF          OCCUPATION(S)                HELD BY DIRECTOR            RANGE OF
    & AGE                     TIME SERVED   DURING AT LEAST THE PAST FIVE                                  COMMON STOCK
                                                        YEARS                                              BENEFICIALLY
                                                                                                             OWNED/1/
--------------------------------------------------------------------------------------------------------------------------
  Mr. Paul      Director;    Director since  Vice Chairman of the Board,               None.                 None./3/
Hottinguer/2/  Chairman of       1987.         Director and Member of
Hungerstrosse  the Board of                     Investment Committee:
     H2       Directors from                Hottinger Capital Corp.; AXA
 8832 Wilem-  1989 to 2006;                   International Obligation
  Wollerau        Chief                         (finance) since 1996;
 Switzerland    Executive                    Managing Director: Intercom
               Officer from                 (holding company) since 1984;
   Age 65     1989 to 2002.                 Administrator: Investissement
                                               Provence SA since 1989;
                                              Permanent Representative:
                                             Credit Suisse Hottinguer to
                                               Provence International
                                            (publicly held French mutual
                                                fund); Credit Suisse
                                             Hottinguer to CS Oblig Euro
                                              Souverain (mutual fund);
                                              Censor -- Provence Europe
                                            (mutual fund); Credit Suisse
                                              Hottinguer to PPC; Credit
                                                Suisse Hottinguer to
                                                Croissance Britannia
                                              (investment fund); Credit
                                            Suisse Hottinguer to Harwanne
                                                Allemagne; Director:
                                             Hottinger U.S., Inc. until
                                               December 2004; General
                                              Partner: Hottinger et Cie
                                            (Zurich) until December 2007;
                                               President: Gaspee (real
                                             estate) from 1992 to 2006;
                                                Financiere Hottinguer
                                             (holding company) from 1990
                                            to 2002; Financiere Provence
                                               Participations (venture
                                             capital firm) from 1990 to
                                             2002; Finaxa (finance) from
                                              1982 to 2004; Financiere
                                            Hottinguer to CS Institutions
                                            Monetaire (mutual fund) from
                                              1990 to 2002; Financiere
                                            Hottinguer to CS Court Terme
                                             (mutual fund) from 1990 to
                                                        2002.
--------------------------------------------------------------------------------------------------------------------------
 Mr. Michael    Director;    Director since   Partner of Brown Brothers        Director of American           10,000
Kraynak, Jr.  Member of the      2005.       Harriman & Co.; Member, BBH      Australian Association;    $100,001-$200,000
401 Mountain      Audit                       Trust Company Investment     Chairman, Finance Committee;
   Avenue       Committee                            Committee.            Member, Executive Committee;
 Ridgewood,    since 2005;                                                    President of the Robert
 New Jersey   Member of the                                                 Brunner Foundation (private
    07450      Governance/                                                  foundation); Trustee of the
                Nominating                                                  Ridgecrest Senior Citizens
   Age 77       Committee                                                      Housing Corp.; Former
               since 2005.                                                 Member of the Ridgewood (NJ)
                                                                            Financial Advisory Council;
                                                                           Former Director: Yale Alumni
                                                                           Association of Bergen County.
--------------------------------------------------------------------------------------------------------------------------

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Certain Information Concerning Directors (Unaudited) (concluded)


                                                   CLASS III NON-INTERESTED
                                             DIRECTORS(TERM WILL EXPIRE IN 2009)
------------------------------------------------------------------------------------------------------------------------------
     NAME,        POSITION(S)   TERM OF OFFICE           PRINCIPAL                 OTHER DIRECTORSHIPS       SHARES AND DOLLAR
    ADDRESS        WITH FUND    AND LENGTH OF          OCCUPATION(S)                HELD BY DIRECTOR             RANGE OF
     & AGE                       TIME SERVED   DURING AT LEAST THE PAST FIVE                                   COMMON STOCK
                                                           YEARS                                               BENEFICIALLY
                                                                                                                 OWNED/1/
------------------------------------------------------------------------------------------------------------------------------
 Mr. Stephen K.    Director;    Director since Senior Counsel of Sullivan &      Director: Pioneer Funds          19,771
   West, Esq.    Member of the      1995.        Cromwell LLP since 1997,         (registered investment       over $200,000
   Sullivan &     Governance/                    including counsel to the       company) (52 portfolios);
  Cromwell LLP     Nominating                  Fund's independent Directors;     AMVESCAP PLC (investment
125 Broad Street   Committee                   Partner of Sullivan Cromwell    manager) from 1999 to 2005;
   New York,     since 2002 and                     from 1964 to 1996.         First ING Insurance Company
 New York 10004  Member of the                                                of New York from 1983 to 2001;
                     Audit                                                         Winthrop Focus Funds
     Age 79        Committee                                                      (registered investment
                  from 1996 to                                                 company) from 1988 to 1997;
                 2004 and since                                                 ING America Holdings, Inc.
                     2006.                                                     (insurance and broker-dealer
                                                                              holding company) from 1988 to
                                                                                1998; Dresdner RCM Global
                                                                               Strategic Income Fund, Inc.
                                                                                  (registered investment
                                                                               company) from 1997 to 2002.
------------------------------------------------------------------------------------------------------------------------------

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Certain Information Concerning Executive Officers (Unaudited)

    The following table sets forth certain information about each person currently serving as an Executive Officer of the Fund, including his beneficial ownership of Common Stock of the Fund. All information presented in the table is as of December 31, 2007.

                                       EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------
        NAME,            POSITION(S)                  PRINCIPAL                    SHARES OF
    ADDRESS & AGE         WITH FUND                 OCCUPATION(S)                 COMMON STOCK
                                         DURING AT LEAST THE PAST FIVE YEARS      BENEFICIALLY
                                                                                    OWNED/1/
------------------------------------------------------------------------------------------------
   Mr. Rodolphe E.      President and    Managing Partner: Hottinger et Cie        468,944/4/
      Hottinger        Chief Executive     (Zurich) since 1987; President:      Over $1,000,000
   Hottinger et Cie        Officer     Financiere Hottinguer Paris; Hottinger
 3 Place des Bergues                     Capital, S.A. (Geneva) (investment
      C.P. 1620                         company) since 2000; Hottinger Asset
    1211 Geneva 1                        Management Canada, Inc. since 2007;
     Switzerland                           Hottinger & Partners SA Geneve;
                                       Hottinger & Associates Sion since 2001;
        Age 51                         and Emba, NV (investment company) since
                                          1990; Vice Chairman of the Board,
                                        Director, Chief Executive Officer and
                                           Member of Investment Committee:
                                        Hottinger Capital Corp. ("HCC") since
                                         1994; Director: Hottinger U.S. Inc.
                                                until December 2004.
------------------------------------------------------------------------------------------------
 Mr. Rudolf Millisits    Senior Vice    Director of HCC since December 2000;         11,640
         HCC             President,     Chief Operating Officer of HCC since     Over $200,000
    1270 Avenue of      Treasurer and       December 1998; Executive Vice
the Americas Suite 400 Chief Financial President, Portfolio Manager, Member of
  New York, New York       Officer         Investment Committee and Chief
        10020                              Compliance Officer of HCC since
                                       September 1994; Assistant Secretary of
        Age 50                          HCC since August 1995; Chairman, CEO,
                                        Director of Hottinger U.S., Inc since
                                           December 2004; President, CFO:
                                         Hottinger Brothers LLC since 2004;
                                       Executive Vice President and Assistant
                                       Secretary of Hottinger U.S., Inc. until
                                                   December 2004.
------------------------------------------------------------------------------------------------
Mr. Philippe R. Comby, Vice President   Director of HCC since September 2005;        3,778
       CFA, FRM                          Senior Vice President of HCC since     $50,001-$100,000
         HCC                             2002; Chief Investment Officer and
    1270 Avenue of                       Senior Vice President of Hottinger
the Americas Suite 400                   Brothers LLC since 2004; President,
  New York, New York                     Director and Secretary of Hottinger
        10020                           U.S., Inc. since December 2004; Chief
                                        Investment Officer of Hottinger Asset
        Age 41                           Management AG (Zurich) since 2007;
                                        First Vice President of HCC from 1998
                                        to 2002; Vice President of Hottinger
                                           U.S., Inc until December 2004;
                                       Treasurer of HCC since 1997. Member of
                                       Investment Committee of HCC since 1996.
------------------------------------------------------------------------------------------------
Mr. Edward J. Veilleux Vice President   President EJV Financial Services LLC         3,461
EJV Financial Services  and Secretary   (investment company consulting) since   $50,001-$100,000
         LLC                            May 2002; Director of Deutsche Asset
  5 Brook Farm Court                   Management from 1999 to 2002; Principal
Hunt Valley, Maryland                    of BT Alex. Brown Incorporated from
        21030                          1989 to 1999; Executive Vice President,
                                        Investment Company Capital Corp. from
        Age 64                         1987 to 2002; Senior Vice President of
                                         Old Mutual Advisor Funds (formerly
                                       known as the PBHG Funds) since January
                                                       2005.
------------------------------------------------------------------------------------------------

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Certain Information Concerning Executive Officers (Unaudited) (concluded)

                                  EXECUTIVE OFFICERS
---------------------------------------------------------------------------------------
        NAME,         POSITION(S)                PRINCIPAL                  SHARES OF
    ADDRESS & AGE      WITH FUND               OCCUPATION(S)               COMMON STOCK
                                    DURING AT LEAST THE PAST FIVE YEARS    BENEFICIALLY
                                                                             OWNED/1/
---------------------------------------------------------------------------------------
Mr. Peter R. Guarino,   Chief     Executive Director, Compliance Services      None
        Esq.          Compliance   of Foreside Fund Services, LLC since
  Forum Compliance     Officer    2004; Independent Compliance Consultant
    Services, LLC                 from 2002 to 2004; General Counsel and
 Two Portland Square               Global Compliance Director of MiFund,
Portland, Maine 04101                Inc. (mutual fund services) from
                                               2000 to 2002.
       Age 50
---------------------------------------------------------------------------------------

/1/ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (15 PERSONS) OWNED 806,491
   SHARES WHICH CONSTITUTES APPROXIMATELY 2.5% OF THE OUTSTANDING COMMON STOCK OF THE FUND. SHARE NUMBERS IN THIS ANNUAL REPORT HAVE BEEN ROUNDED TO THE NEAREST WHOLE SHARE.
/2/INDICATES "INTERESTED PERSON," AS DEFINED IN THE INVESTMENT COMPANY ACT OF
   1940, AS AMENDED (THE "1940 ACT"). PAUL HOTTINGUER AND ALEXANDRE DE TAKACSY ARE "INTERESTED PERSONS" BECAUSE OF THEIR CURRENT POSITIONS WITH HCC, THE FUND'S INVESTMENT ADVISOR.
/3/AS OF DECEMBER 31, 2007, AS A RESULT OF CERTAIN TRANSFERS IN 2007 AMONG
   FAMILY MEMBERS AND THE ENTITIES OWNED AND CONTROLLED BY THEM, PAUL HOLLINGUER WAS NO LONGER DEEMED TO OWN SHARES PREVIOUSLY ATTRIBUTED TO HIS OWNERSHIP.
/4/HOTTINGER ET CIE (ZURICH), A PARTNERSHIP, OWNS 191,074 SHARES OF THE FUND,
   HCC OWNS 189,187 SHARES OF THE FUND, HOTTINGER TREUHAND AG OWNS 13,098 SHARES OF THE FUND AND HOTTINGER BANK & TRUST LIMITED, NASSAU OWNS 52,355 SHARES OF THE FUND. RODOLPHE E. HOTTINGER IS A CONTROLLING PARTNER OF HOTTINGER ET CIE (ZURICH) AND A CONTROLLING STOCKHOLDER AND DIRECTOR OF HCC AND HOTTINGER TREUHAND AG AND THEREFORE HAS VOTING AND INVESTMENT POWER OVER THE 445,714 SHARES OF THE FUND OWNED BY HOTTINGER ET CIE (ZURICH), HCC, HOTTINGER TREUHAND AG AND HOTTINGER BANK & TRUST LIMITED, NASSAU. IN ADDITION, MR. HOTTINGER AND HIS CHILDREN DIRECTLY OWN 23,230 SHARES OF THE FUND.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Review of Operations (Unaudited)

Trading activity for the year ended December 31, 2007 involved changes in the following positions:

--------------------------------------------------------------------------------
NEW INVESTMENTS BY THE FUND
--------------------------------------------------------------------------------

Aare-Tessin AG Fuer Elektrizitaet Olten
ABB Ltd., Expired 6/15/07 -- Call Warrant
ABB Ltd., Expired 12/21/07 -- Call Warrant
Actelion, Ltd., Expires 3/20/08 -- Call Warrant
Addex Pharmaceuticals SA
Aravis Venture II -- Limited Partnership
Atel Holding AG
Bachem Holding
Credit Suisse Group, Expires 5/16/08 -- Warrant
Dufry Group
Elektrizitaets-Gesellschaft Laufenburg AG
EMS -- Chemie Holding AG
Flughafen Zuerich AG
Komax Holding AG
Lonza Group, Expired 5/18/07 -- Call Warrant
Lonza Group, Expired 6/15/07 -- Call Warrant
Novartis AG, Expires 4/18/08 -- Warrant
OC Oerlikon Corp. AG
Partners Group
Petroplus Holdings AG
Raetia Energie AG
Santhera Pharmaceuticals AG
Schulthess Group AG
SLI Swiss Leader Index, Expires 3/20/08 -- Put Warrant
SMIM Total Return Index, Expires 3/20/08 -- Put Warrant
Swiss Market Index, Expired 9/21/07 -- Put Warrant
Swiss Market Index, Expires 1/18/08 -- Call Warrant
Swiss Market Index, Expires 2/15/08 -- Call Warrant
Swiss Market Index, Expires 3/20/08 -- Put Warrant
Swiss Market Index, Expires 4/18/08 -- Put Warrant
Tecan Group AG
Temenos Group AG
UMS Schweizerische Metallwerke Holding
Zurmont Madison Private Equity, LP
--------------------------------------------------------------------------------
ADDITIONS TO EXISTING INVESTMENTS
--------------------------------------------------------------------------------

ABB Ltd.
Credit Suisse Group
Centralschweizerische Kraftwerke AG
Precious Woods Holdings AG
Schmolz and Bickenbach AG
Swatch Group AG
Syngenta AG

--------------------------------------------------------------------------------
SECURITIES DISPOSED OF
--------------------------------------------------------------------------------

ABB Ltd., Expired 6/15/07 -- Call Warrant
ABB Ltd., Expired 12/21/07 -- Call Warrant
Adecco SA
Cie Financ Richmont, Class A
Lonza Group, Expired 5/18/07 -- Call Warrant
Lonza Group, Expired 6/15/07 -- Call Warrant
Julius Baer Holding AG
Kudelski SA
Novartis AG, Expires 4/18/08 -- Warrant
Sulzer AG
Swiss Life Holding
Swiss Market Index, Expired 9/21/07 -- Put Warrant
Swiss Market Index, Expires 1/18/08 -- Call Warrant

--------------------------------------------------------------------------------
REDUCTIONS IN EXISTING INVESTMENTS
--------------------------------------------------------------------------------

Bank Sarasin & Cie AG
BKW FMB Energie AG
Galencia Holding AG
Jelmoli Holding AG
Nestle SA
Novartis AG -- Registered Shares
Roche Holdings -- Genus
Sika AG
Zurich Financial Services AG

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments                 December 31, 2007

                                                                 Percent
        No. of                                         Fair      of Net
        Shares               Security                  Value     Assets
        ----------------------------------------------------------------
        COMMON STOCKS -- 101.74%

        BANKS -- 11.80%

            430 BANK SARASIN & CIE AG
                REGISTERED SHARES                   $  2,031,975   0.33%
                Offers private banking, asset
                management, investment
                advisory, and institutional banking
                services.
                (Cost $1,611,112)

        450,000 CREDIT SUISSE GROUP/2/
                REGISTERED SHARES                     27,067,968   4.35%
                A global diversified financial
                service company with significant
                activity in private banking,
                investment banking, asset
                management and insurance
                service.
                (Cost $16,683,206)

        100,000 EFG INTERNATIONAL
                REGISTERED SHARES                      4,018,902   0.65%
                Holding company of EFG Bank.
                Offers private banking and asset
                management services.
                (Cost $3,249,443)

        870,000 UBS AG/2/
                REGISTERED SHARES                     40,266,749   6.47%
                A global diversified financial
                service company with significant
                activity in private banking,
                investment banking, and asset
                management.
                (Cost $7,403,841)
                                                    ------------  -----
                                                      73,385,594  11.80%

                                                                 Percent
        No. of                                         Fair      of Net
        Shares               Security                  Value     Assets
        ----------------------------------------------------------------

        BASIC RESOURCES -- 3.55%

        117,236 PRECIOUS WOODS HOLDING AG/1/
                REGISTERED SHARES                   $ 12,664,367  2.04%
                Through subsidiaries, manages
                tropical forests using ecologically
                sustainable forest management
                methods. Harvests tropical trees
                and processes them into lumber.
                (Cost $10,847,127)

         93,760 SCHMOLZ AND BICKENBACH AG
                REGISTERED SHARES                      7,577,653  1.22%
                Manufactures industrial and
                construction steel.
                (Cost $2,962,747)

         75,000 UMS SCHWEIZERISCHE
                METALLWERKE HOLDING AG/1/
                BEARER SHARES                          1,815,131  0.29%
                Produces profiles and large
                dimension rods for electrical
                engineering, mechanical
                engineering, and construction
                companies, lead-free brass wire
                for batteries, billets, and small
                diameter wire and rods for the
                consumer goods and electronics
                industries.
                (Cost $1,655,849)
                                                    ------------  ----
                                                      22,057,151  3.55%

        BIOTECHNOLOGY -- 13.36%

        664,655 ACTELION LTD./1, 2/
                REGISTERED SHARES                     30,557,164  4.91%
                Biotechnology company that
                develops and markets synthetic
                small-molecule drugs against
                diseases related to the
                endothelium.
                (Cost $17,871,161)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (continued)     December 31, 2007

                                                               Percent
         No. of                                      Fair      of Net
         Shares              Security                Value     Assets
         -------------------------------------------------------------
         COMMON STOCKS -- (CONTINUED)

         BIOTECHNOLOGY -- (CONTINUED)

         288,360 ADDEX PHARMACEUTICALS SA/1/
                 REGISTERED SHARES                $ 10,047,964   1.62%
                 Bio-pharmaceutical company that
                 discovers, develops, and markets
                 therapeutic compounds for the
                 treatment of addiction and other
                 neuropsychiatric conditions.
                 (Cost $15,078,778)

          10,000 BACHEM HOLDING AG
                 REGISTERED SHARES                     845,294   0.14%
                 Manufactures ingredients for
                 pharmaceuticals, generic drugs,
                 and research supplies.
                 (Cost $833,329)

         156,200 BASILEA PHARMACEUTICA/1,2/
                 REGISTERED SHARES                  30,421,852   4.89%
                 Conducts research into the
                 development of drugs for the
                 treatment of infectious diseases
                 and dermatological problems.
                 (Cost $21,602,083)

          10,000 SANTHERA PHARMACEUTICALS AG/1/
                 REGISTERED SHARES                     750,784   0.12%
                 Drug discovery and development
                 company.
                 (Cost $948,284)

          91,903 SPEEDEL HOLDING AG/1/
                 REGISTERED SHARES                  10,455,422   1.68%
                 Researches and develops
                 therapies for cardiovascular and
                 metabolic diseases.
                 (Cost $12,460,344)
                                                  ------------  -----
                                                    83,078,480  13.36%

                                                                 Percent
        No. of                                         Fair      of Net
        Shares               Security                  Value     Assets
        ----------------------------------------------------------------

        CHEMICALS -- 6.81%

         45,000 EMS -- CHEMIE HOLDING AG
                REGISTERED SHARES                   $  6,621,914  1.06%
                Manufactures and markets
                performance polymers, high-
                grade chemical intermediates, fine
                chemicals, and protective
                bonding, coating and sealing
                products.
                (Cost $5,881,838)

        140,331 SYNGENTA AG/2/
                REGISTERED SHARES                     35,759,832  5.75%
                Produces herbicides, insecticides
                and fungicides, and seeds for field
                crops, vegetables, and flowers.
                (Cost $17,590,749)
                                                    ------------  ----
                                                      42,381,746  6.81%

        CONSTRUCTION & MATERIALS -- 1.19%

          1,141 BELIMO HOLDING AG
                REGISTERED SHARES                      1,297,061  0.21%
                World market leader in damper
                and volume control actuators for
                ventilation and air-conditioning
                equipment.
                (Cost $222,726)

          3,220 SIKA AG
                BEARER SHARES                          6,075,096  0.98%
                Leading producer of construction
                chemicals.
                (Cost $891,990)
                                                    ------------  ----
                                                       7,372,157  1.19%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (continued)     December 31, 2007

                                                                 Percent
        No. of                                         Fair      of Net
        Shares               Security                  Value     Assets
        ----------------------------------------------------------------
        COMMON STOCKS -- (CONTINUED)

        FINANCIAL SERVICES -- 0.95%

         44,100 PARTNERS GROUP
                REGISTERED SHARES                   $  5,920,770   0.95%
                Global alternative asset
                management firm in private
                equity, private debt, private real
                estate, infrastructure and hedge
                funds.
                (Cost $5,310,578)
                                                    ------------  -----
                                                       5,920,770   0.95%

        FOOD & BEVERAGES -- 14.25%

          2,690 BARRY CALLEBAUT AG
                REGISTERED SHARES                      2,043,369   0.33%
                Manufactures cocoa, chocolate,
                and confectionary products.
                (Cost $1,399,816)

            340 LINDT & SPRUNGLI AG
                REGISTERED SHARES                     11,943,470   1.92%
                Major manufacturer of premium
                Swiss chocolates.
                (Cost $1,977,813)

        162,500 NESTLE SA/2/
                REGISTERED SHARES                     74,636,753  12.00%
                Largest food and beverage
                processing company in the world.
                (Cost $9,260,282)
                                                    ------------  -----
                                                      88,623,592  14.25%

        INDUSTRIAL GOODS & SERVICES -- 5.40%

        646,457 ABB LTD.
                REGISTERED SHARES                     18,626,001   2.99%
                The holding company for ABB
                Group which is one of the largest
                electrical engineering firms in the
                world.
                (Cost $9,612,320)

                                                                 Percent
       No. of                                          Fair      of Net
       Shares               Security                   Value     Assets
       -----------------------------------------------------------------

       INDUSTRIAL GOODS & SERVICES -- (CONTINUED)

        6,440 INFICON HOLDING AG
              REGISTERED SHARES                     $  1,038,113  0.17%
              Manufactures and markets
              vacuum instruments used to
              monitor and control production
              processes. Manufactures on-site
              chemical detection and
              monitoring system.
              (Cost $581,616)

       87,215 KOMAX HOLDING AG/1/
              REGISTERED SHARES                       13,943,307  2.24%
              Manufactures wire processing
              machines. Produces machines for
              cutting and stripping round and
              flat wire, crimping and insertion
              machines for processing single
              wires and equipment for
              processing wire harnesses.
              (Cost $14,003,435)
                                                    ------------  ----
                                                      33,607,421  5.40%

       INSURANCE -- 0.98%

       20,800 ZURICH FINANCIAL SERVICES AG
              REGISTERED SHARES                        6,108,731  0.98%
              Offers property, accident, health,
              automobile, liability, financial risk
              and life insurance and retirement
              products.
              (Cost $3,338,952)
                                                    ------------  ----
                                                       6,108,731  0.98%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (continued)     December 31, 2007

                                                                Percent
         No. of                                        Fair     of Net
         Shares               Security                 Value    Assets
         --------------------------------------------------------------
         COMMON STOCKS -- (CONTINUED)

         MEDICAL TECHNOLOGY -- 0.74%

          32,205 SONOVA HOLDING AG
                 REGISTERED SHARES                   $3,638,228  0.58%
                 Designs and produces wireless
                 analog and digital in-the-ear and
                 behind-the-ear hearing aids and
                 miniaturized voice communications
                 systems.
                 (Cost $1,100,139)

          16,500 TECAN GROUP AG
                 REGISTERED SHARES                      991,035  0.16%
                 Develops, manufactures and
                 distributes laboratory automation
                 components and systems.
                 (Cost $1,238,914)
                                                     ----------  ----
                                                      4,629,263  0.74%

         OIL AND GAS -- 1.32%

         106,000 PETROPLUS HOLDINGS AG/1/
                 REGISTERED SHARES                    8,211,103  1.32%
                 Refines, supplies, markets and
                 distributes petroleum products.
                 (Cost $10,236,308)
                                                     ----------  ----
                                                      8,211,103  1.32%

         PERSONAL & HOUSEHOLD GOODS -- 2.89%

          20,950 ADVANCED DIGITAL BROADCAST
                 HOLDING SA/1/
                 REGISTERED SHARES                      592,148  0.10%
                 Develops equipment and systems to
                 view and interact with digital TV
                 broadcast through cable, satellite,
                 and telecommunication networks.
                 (Cost $1,352,807)

                                                               Percent
         No. of                                      Fair      of Net
         Shares              Security                Value     Assets
         -------------------------------------------------------------

         PERSONAL & HOUSEHOLD GOODS -- (CONTINUED)

          20,000 SCHULTHESS GROUP
                 REGISTERED SHARES                $  2,383,076   0.38%
                 Develops, manufactures and sells
                 household appliances and heating
                 equipment.
                 (Cost $2,327,602)

          49,816 SWATCH GROUP AG
                 BEARER SHARES                      15,015,422   2.41%
                 Manufactures finished watches,
                 movements and components.
                 Produces components necessary
                 to its eighteen watch brand
                 companies. Also operates retail
                 boutiques.
                 (Cost $13,753,331)
                                                  ------------  -----
                                                    17,990,646   2.89%

         PHARMACEUTICALS -- 16.99%

         781,300 NOVARTIS AG/2/
                 REGISTERED SHARES                  42,855,390   6.89%
                 One of the leading manufacturers
                 of branded and generic
                 pharmaceutical products.
                 Manufactures nutrition products.
                 (Cost $8,326,468)

         363,600 ROCHE HOLDING AG/2/
                 NON-VOTING EQUITY SECURITIES       62,818,673  10.10%
                 Worldwide pharmaceutical
                 company.
                 (Cost $6,578,721)
                                                  ------------  -----
                                                   105,674,063  16.99%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (continued)     December 31, 2007

                                                                Percent
         No. of                                       Fair      of Net
         Shares              Security                 Value     Assets
         --------------------------------------------------------------
         COMMON STOCKS -- (CONTINUED)

         REAL ESTATE AND INFRASTRUCTURE -- 0.73%

         11,100 FLUGHAFEN ZUERICH AG
                REGISTERED SHARES                  $  4,510,003  0.73%
                Constructs, leases, and maintains
                airport structures and equipment.
                (Cost $4,365,202)
                                                   ------------  ----
                                                      4,510,003  0.73%

         RETAILERS -- 5.56%

         18,500 DUFRY GROUP
                REGISTERED SHARES                     2,058,915  0.33%
                Operates duty-free shops in
                countries such as Tunisia, Italy,
                Mexico, France, Russia, the
                United Arab Emirates, Singapore,
                the Caribbean and the United
                States.
                (Cost $2,002,450)

         62,950 GALENICA AG/2/
                REGISTERED SHARES                    27,523,076  4.42%
                Manufactures and distributes
                prescription and over-the-counter
                drugs, toiletries and hygiene
                products.
                (Cost $11,494,134)

          2,100 JELMOLI HOLDING AG
                BEARER SHARES                         5,035,993  0.81%
                Owns and operates department
                and retail stores and provides
                mail-order catalog and real estate
                leasing services.
                (Cost $3,707,265)
                                                   ------------  ----
                                                     34,617,984  5.56%

                                                                Percent
        No. of                                        Fair      of Net
        Shares               Security                 Value     Assets
        ---------------------------------------------------------------

        TECHNOLOGY -- 7.68%

         78,400 OC OERLIKON CORP. AG/2/
                REGISTERED SHARES                  $ 32,771,983  5.27%
                Manufactures coating machinery,
                semiconductor assembly
                equipment, and satellite
                components.
                (Cost $28,798,949)

        606,200 TEMENOS GROUP AG/1/
                REGISTERED SHARES                    14,965,588  2.41%
                Provides integrated software for
                the banking sector.
                (Cost $13,106,926)
                                                   ------------  ----
                                                     47,737,571  7.68%

        UTILITY SUPPLIERS -- 7.54%

            500 AARE-TESSIN AG FUR ELEKTRIZITAT
                REGISTERED SHARES                     2,042,132  0.33%
                Generates, transmits, and
                distributes electricity in
                Switzerland and neighboring
                countries.
                (Cost $1,275,916)

         14,750 ATEL HOLDING AG
                REGISTERED SHARES                     7,882,127  1.27%
                Generates, transmits and
                distributes electricity throughout
                Europe.
                (Cost $5,398,957)

        147,250 BKW FMB ENERGIE AG
                REGISTERED SHARES                    18,728,967  3.01%
                Produces electricity using
                nuclear, hydroelectric, solar,
                biomass and wind energy.
                (Cost $7,675,799)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (continued)     December 31, 2007

                                                                Percent
        No. of                                        Fair      of Net
        Shares              Security                  Value     Assets
        ---------------------------------------------------------------
        COMMON STOCKS -- (CONTINUED)

        UTILITY SUPPLIERS -- (CONTINUED)

        28,409 CENTRALSCHWEIZERISCHE
               KRAFTWERKE AG
               REGISTERED SHARES                   $ 14,052,060   2.26%
               Supplies electric power, operates
               and maintains distribution
               network facilities, constructs and
               installs equipment, and offers
               consulting services to its clients.
               (Cost $8,525,835)

         1,500 ELECTRIZITAETS-GESELLSCHAFT
               LAUFENBURG AG
               BEARER SHARES                          1,978,095   0.32%
               Operates nuclear and
               hydroelectric generating plants
               and sells excess power
               throughout Europe.
               (Cost $1,970,882)

         5,000 RAETIA ENERGIE AG
               PARTICIPATION CERTIFICATE              2,208,188   0.35%
               Generates and distributes electric
               power from its own hydroelectric
               stations, as well as from outside
               nuclear power suppliers of
               electric power.
               (Cost $2,035,541)
                                                   ------------ ------
                                                     46,891,569   7.54%

               TOTAL COMMON STOCKS
               (Cost $318,551,565)*                 632,797,844 101.74%

        PRIVATE EQUITY INVESTMENTS /3/ -- 0.20%

               ARAVIS VENTURE II -- LIMITED
               PARTNERSHIP (150,000 EURO)/4/            219,308   0.04%

               ZURMONT MADISON PRIVATE
               EQUITY, LP (1,145,330 CHF)/4/          1,011,641   0.16%
                                                   ------------ ------

               TOTAL PRIVATE EQUITY INVESTMENTS
               (Cost $1,171,902)                      1,230,949   0.20%

        No. of                                                   Percent
        Shares/                                        Fair      of Net
         Units                Security                 Value     Assets
       -----------------------------------------------------------------

       LONG CALL WARRANTS -- 0.59%

        4,800,000 ACTELION LTD, EXPIRES
                  03/20/2008 AT 56.00 CHF          $    678,355    0.11%

        7,370,000 CREDIT SUISSE GROUP, EXPIRES
                  05/16/08 AT 76.50 CHF                 846,266    0.14%

       14,100,000 SWISS MARKET INDEX, EXPIRES
                  02/15/08 AT 8,900.00 CHF            2,117,211    0.34%
                                                   ------------  ------

                  TOTAL CALL WARRANTS
                  (Cost $4,521,658)                   3,641,832    0.59%

       LONG PUT WARRANTS -- 1.00%

        2,600,000 SLI SWISS LEADER INDEX, EXPIRES
                  03/20/08 AT 1,300.00 CHF /3/        1,584,596    0.25%

        7,868,000 SMIM PRICE INDEX, EXPIRES
                  04/18/08 AT 15,500.00 CHF           2,015,387    0.32%

        2,000,000 SMIM TOTAL RETURN INDEX, EXPIRES
                  01/18/08 AT 1,600.00 CHF /3/          282,648    0.05%

        1,800,000 SMIM TOTAL RETURN INDEX, EXPIRES
                  03/20/08 AT 1,580.00 CHF /3/          715,453    0.12%

        5,900,000 SWISS MARKET INDEX, EXPIRES
                  03/20/08 AT 8,200.00 CHF /3/        1,615,510    0.26%
                                                   ------------  ------

                  TOTAL PUT WARRANTS
                  (Cost $6,340,797)                   6,213,594    1.00%

                  TOTAL INVESTMENTS
                  (Cost $330,585,922)*             $643,884,219  103.53%

                  OTHER ASSETS LESS OTHER
                  LIABILITIES, NET                  (21,968,764)  -3.53%
                                                   ------------  ------

                  NET ASSETS                       $621,915,455  100.00%
                                                   ============  ======

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (concluded)     December 31, 2007

/1/NON-INCOME PRODUCING SECURITY.
/2/ONE OF THE TEN LARGEST PORTFOLIO HOLDINGS.
/3/PRIVATE EQUITY INVESTMENTS ARE PRICED AT FAIR VALUE AS DETERMINED BY THE
   BOARD'S VALUATION COMMITTEE AND LISTED WARRANTS ARE PRICED BY MANAGEMENT IF NO BID PRICES ARE AVAILABLE. PLEASE REFER TO NOTE 1B. VALUATION OF SECURITIES ON PAGE 28. AT THE END OF THE PERIOD, THE VALUE OF THESE SECURITIES AMOUNTED TO $5,429,156 OR 0.87% OF NET ASSETS.
/4/RESTRICTED SECURITY NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 OTHER
   THAN RULE 144A SECURITIES. AT THE END OF THE PERIOD, THE VALUE OF THESE SECURITIES AMOUNTED TO $1,230,949 OR 0.20% OF NET ASSETS. ADDITIONAL INFORMATION ON THE RESTRICTED SECURITIES IS AS FOLLOWS:

                                                                       Acquisition Value
             Security               Acquisition Date  Acquisition Cost     per unit
             --------               ----------------  ---------------- -----------------
Aravis Venture II                       July 31, 2007     $205,328           $1.00
Zurmont Madison Private Equity, LP     August 9, 2007       79,022            1.00
Zurmont Madison Private Equity, LP September 13, 2007      778,342            1.00
Zurmont Madison Private Equity, LP  December 17, 2007      109,210            1.00

*COST FOR FEDERAL INCOME TAX PURPOSES IS $330,585,922 AND NET UNREALIZED
 APPRECIATION (DEPRECIATION) CONSISTS OF:

                   GROSS UNREALIZED APPRECIATION  $328,070,839
                   GROSS UNREALIZED DEPRECIATION   (14,772,542)
                                                  ------------
                   NET UNREALIZED APPRECIATION    $313,298,297
                                                  ============

SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


           Statement of Assets and Liabilities     December 31, 2007


ASSETS:
   Investments, at fair value (cost $330,585,922)..................................    $643,884,219
   Cash............................................................................         922,210
   Foreign currency (cost $22,827,250).............................................      23,796,775
   Tax reclaims receivable.........................................................       3,326,998
   Prepaid expenses................................................................          49,675
                                                                                       ------------
     Total assets................................................................       671,979,877
                                                                                       ------------
LIABILITIES:
   Capital gain distribution payable...............................................      45,758,852
   Payable for securities purchased................................................       3,424,182
   Advisory fees payable (Note 2)..................................................         366,349
   Directors' fees and expenses....................................................          97,010
   Accrued expenses and other......................................................         418,029
                                                                                       ------------
     Total liabilities...........................................................        50,064,422
                                                                                       ------------
     Net assets..................................................................      $621,915,455
                                                                                       ------------
COMPOSITION OF NET ASSETS:
   Paid in capital.................................................................     299,691,828
   Distributable earnings
     Undistributed net investment income..................................   1,407,218
     Accumulated net realized gain from investment and foreign currency
       transactions.......................................................   6,287,883
     Net unrealized appreciation on investments and foreign currency...... 314,528,526
                                                                           -----------
     Total distributable earnings................................................       322,223,627
                                                                                       ------------
Net assets............................................................................ $621,915,455
                                                                                       ------------
NET ASSET VALUE PER SHARE:
   ($621,915,455 / 32,156,607 shares outstanding, 50 million shares authorized)....    $      19.34
                                                                                       ============

--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


  Statement of Operations                 For the Year Ended December 31, 2007


INVESTMENT INCOME:
   Dividends (less foreign taxes withheld of $1,216,956)........................... $ 6,896,085
   Interest........................................................................     397,025
                                                                                    -----------
     Total income..................................................................   7,293,110
                                                                                    -----------
EXPENSES:
   Investment advisory fees (Note 2)...............................................   4,302,746
   Directors' fees & expenses......................................................     595,445
   Professional fees...............................................................     306,374
   Administration fees.............................................................     364,876
   Custody fees....................................................................      75,134
   Printing and shareholder reports................................................     300,222
   Accounting fees.................................................................     114,984
   Transfer agent fees.............................................................      23,760
   Interest expense................................................................     164,351
   Tax expense.....................................................................      75,553
   Miscellaneous...................................................................     272,592
                                                                                    -----------
     Total expenses................................................................   6,596,037
                                                                                    -----------
     Net investment income.........................................................     697,073
                                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
   Net realized gain (loss) from:
     Investment transactions.......................................................  52,453,003
     Foreign currency transactions.................................................     865,367
     Written call options..........................................................    (103,985)
   Net change in unrealized appreciation/depreciation from:
     Investment transactions.......................................................    (842,085)
     Foreign currency translations.................................................   1,171,537
                                                                                    -----------
     Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency...  53,543,837
                                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS......................................... $54,240,910
                                                                                    ===========

--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

                   Statements of Changes in Net Assets

                                                                  For the           For the
                                                                Year Ended        Year Ended
                                                             December 31, 2007 December 31, 2006


INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income................................................. $    697,073  $    430,342
   Net realized gain (loss) from:
     Investment transactions.............................................   52,453,003    54,274,788
     Foreign currency transactions.......................................      865,367        77,287
     Written options.....................................................     (103,985)           --
   Net change in unrealized appreciation/depreciation from:
     Investment transactions.............................................     (842,085)   70,960,520
     Foreign currency translations.......................................    1,171,537       303,348
                                                                          ------------  ------------
   Net increase in net assets from operations............................   54,240,910   126,046,285
                                                                          ------------  ------------
DISTRIBUTIONS TO STOCKHOLDERS FROM:
   Net investment income and net realized gains from foreign
     currency transactions...............................................           --      (685,681)
   Net realized capital gains............................................  (58,616,416)  (47,712,116)
                                                                          ------------  ------------
     Total distributions to stockholders.................................  (58,616,416)  (48,397,797)
                                                                          ------------  ------------
CAPITAL SHARE TRANSACTIONS:
   Value of sales of shares issued in connection with rights
     offering............................................................  135,360,705            --
   Offering costs on rights issuance.....................................   (5,081,422)           --
   Value of shares issued in reinvestment of dividends and
     distributions.......................................................           --    12,903,159
   Value of shares repurchased through stock buyback.....................   (6,803,424)   (7,550,175)
                                                                          ------------  ------------
   Total increase from capital share transactions........................  123,475,859     5,352,984
                                                                          ------------  ------------
   Total increase in net assets..........................................  119,100,353    83,001,472
NET ASSETS:
   Beginning of year.....................................................  502,815,102   419,813,630
                                                                          ------------  ------------
   End of year (including undistributed (distributions in excess of) net investment income) of $1,407,218 and ($155,222),
     respectively)....................................................... $621,915,455  $502,815,102
                                                                          ============  ============

--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Financial Highlights

                                                                              For the Years Ended December 31,
                                                                 ----------------------------------------------------------
                                                                     2007        2006        2005        2004       2003
--------------------------------------------------------------   --------     --------    --------    --------   --------
PER SHARE OPERATING PERFORMANCE:
   Net asset value at beginning of year......................... $  20.61     $  17.47    $  16.79    $  15.31   $  11.82
                                                                 --------     --------    --------    --------   --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (expenses in excess of income).........     0.02/1/      0.02/1/     0.05/1/    (0.01)     (0.01)
   Net realized and unrealized gain on investments/2/...........     1.98         5.14        2.24        2.41       4.24
                                                                 --------     --------    --------    --------   --------
   Total from investment operations.............................     2.00         5.16        2.29        2.40       4.23
                                                                 --------     --------    --------    --------   --------
   Gain from capital share repurchases..........................     0.04         0.03        0.04        0.02       0.02
   Capital charge resulting from the issuance of fund shares....    (1.36)/3/    (0.07)      (0.04)         --      (0.06)
                                                                 --------     --------    --------    --------   --------
LESS DISTRIBUTIONS:
   Dividends from net investment income and net realized gains
    from foreign currency transactions..........................       --        (0.03)      (0.02)      (0.10)     (0.14)
   Dividends in excess of net investment income.................       --           --          --       (0.01)        --
   Distributions from net realized capital gains................    (1.95)       (1.95)      (1.59)      (0.83)     (0.56)
                                                                 --------     --------    --------    --------   --------
   Total distributions..........................................    (1.95)       (1.98)      (1.61)      (0.94)     (0.70)
                                                                 --------     --------    --------    --------   --------
   Net asset value at end of year............................... $  19.34     $  20.61    $  17.47    $  16.79   $  15.31
                                                                 ========     ========    ========    ========   ========
   Market value per share at end of year........................ $  16.50     $  19.10    $  15.31    $  14.95   $  12.92
                                                                 ========     ========    ========    ========   ========
TOTAL INVESTMENT RETURN/4/:
   Based on market value per share..............................    (3.39)%      37.64%      13.11%      23.65%     41.76%
   Based on net asset value per share/5/........................     4.95%       30.16%      14.92%      17.19%     37.00%
RATIOS TO AVERAGE NET ASSETS:
   Expenses.....................................................     1.10%        1.17%       1.19%       1.14%      1.30%
   Net investment income (expenses in excess of income).........     0.12%        0.09%       0.27%      (0.08)%    (0.07)%
SUPPLEMENTAL DATA:
   Net assets at end of year (000's)............................ $621,915     $502,815    $419,814    $401,514   $368,986
   Average net assets during year (000's)....................... $599,573     $484,631    $415,074    $378,205   $306,563
   Stockholders of record/6/....................................      736          794         740         926        964
   Portfolio turnover rate......................................       26%          34%         37%         41%        89%

--------------------------------------------------------------------------------
/1/CALCULATED USING THE AVERAGE SHARES METHOD.
/2/INCLUDES NET REALIZED AND UNREALIZED CURRENCY GAIN (LOSS).
/3/ISSUED IN CONNECTION WITH RIGHTS OFFERING.
/4/TOTAL INVESTMENT RETURN BASED ON MARKET VALUE DIFFERS FROM TOTAL INVESTMENT
   RETURN BASED ON NET ASSET VALUE DUE TO CHANGES IN THE RELATIONSHIP BETWEEN THE FUND'S MARKET PRICE AND ITS NET ASSET VALUE PER SHARE.
/5/NOT INCLUDING THE RIGHTS OFFERING DILUTION THE NAV PERFORMANCE AS OF
   12/31/07 WAS 12.14% IN US DOLLAR TERMS. THIS CALCULATION WAS DETERMINED BY ADJUSTING THE BEGINNING NAV IN THE TOTAL RETURN CALCULATION BY THE PER SHARE CAPITAL CHANGE RESULTING FROM THE ISSUANCE OF FUND SHARES.
/6/NOT AUDITED BY DELOITTE & TOUCHE LLP.
SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

A. ORGANIZATION
The Swiss Helvetia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, closed-end investment management company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances, as fully described in its prospectus.

B. VALUATION OF SECURITIES
The Fund values its investments at fair value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund's net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed income securities, the Fund uses the last bid price prior to the calculation of the Fund's net asset value. If a current bid price is not available, the Fund uses the mean between the latest quoted bid and asked prices. When valuing fixed income securities that mature within sixty days, the Fund uses amortized cost.

It is the responsibility of the Fund's Board of Directors (the "Board") to establish fair valuation procedures. When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value. As of December 31, 2007, Aravis Venture II and Zurmont Madison Private Equity, LP are restricted securities priced at fair value as determined by the Board's Valuation Committee pursuant to the Board's valuation procedures. Listed warrants with no trading are valued using the bid option price. If no bid prices are available, then Management uses a theoretical bid price based on the Black-Scholes model, which is a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

D. DISTRIBUTIONS
The Fund pays dividends at least annually to the extent it has any net investment income and net realized gains from foreign currency transactions and makes distributions of any net realized capital gains to the extent they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code. Distributions may be paid either in cash or in stock with an option to take cash. The Fund records dividends and distributions on its books on the ex-dividend date.

E. FEDERAL INCOME TAXES
The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. See Note 5 for Federal income tax treatment of foreign currency gain/losses.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)


F. SECURITIES LENDING INCOME
The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive amounts equivalent to the dividends paid on these securities and to participate in any changes in their market value. For the initial transaction, the Fund requires the borrowers of the securities to establish collateral with the Fund in the form of cash and/or government securities equal to 105% of the value of the securities loaned. Subsequent to the initial transaction, the Fund requires the borrowers to maintain collateral with the Fund equal to 100% of the value of the securities loaned. The Fund receives fees as compensation for lending its securities. Either the Fund or the borrower may terminate the securities loan at any time. There were no securities on loan during the year ended December 31, 2007.

G. FOREIGN CURRENCY TRANSLATION
The Fund maintains its accounting records in U.S. dollars. The Fund determines the U.S. dollar value of foreign currency denominated assets, liabilities and transactions by using prevailing exchange rates. The cost basis of foreign denominated assets & liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as Unrealized Currency Gain/Loss. In valuing assets and liabilities, the Fund uses the prevailing exchange rate on the valuation date. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency translations shown on the Fund's financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments in equity securities, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency transactions resulting in realized and unrealized gain
(loss) are disclosed separately.

H. ESTIMATES
In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
Hottinger Capital Corp. ("HCC"), which is owned jointly by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), is the Fund's advisor (the "Advisor"). The Fund pays the Advisor an annual fee based on its month-end net assets which is calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of such assets in excess of $600 million. The Fund paid the Advisor $4,302,746 in investment advisory fees for the year ended December 31, 2007. The Fund paid Hottinger & Cie (Zurich) $21,209 in brokerage commissions for the year ended December 31, 2007.

The Fund and the Advisor have agreed to share certain common expenses subject to review and allocation by the Audit Committee (the "Committee") of the Board. During the year ended December 31, 2007, the Committee allocated $73,795 of expenses incurred in connection with publicizing the Fund as follows:
$36,897.50 to the Fund and $36,897.50 to the Advisor.

Certain officers and directors of the Fund are also officers or directors of HCC, Hottinger U.S., Inc. and Hottinger & Cie (Zurich). These persons are not paid by the Fund for serving in these capacities.

NOTE 3--OTHER FEES
Citi Fund Services, LLC ("Citi") provides certain administration and portfolio accounting services to the Fund.

American Stock Transfer & Trust Company is the Fund's transfer agent. The Fund pays the transfer agent an annual fee, which is accrued daily and paid monthly.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)


On December 28, 2006, Swiss American Securities, Inc. and Credit Suisse First Boston commenced transition of custody responsibility to Citibank, N.A. (the "Custodian"); the transfer was completed on January 16, 2007. The Fund pays the custodian an annual fee.

The Fund pays each director who is not an interested person (as such term is defined in the Act) of the Fund or its Advisor approximately $30,268 per annum in compensation, except for the Chairman of the Board to whom the fund pays an annual fee of approximately $42,568 and for the Chairmen of the Audit Committee and the Governance/Nominating Committee, to whom the Fund pays an annual fee of approximately $35,567. In addition, the Fund pays each disinterested director $1,300 for each Board meeting attended, and pays each disinterested Director who is a member of a Committee a fee of $750 for each Committee meeting attended. In connection with the Fund's right offering in 2007, the Board established an Ad Hoc Rights Offering Committee. The Fund paid each disinterested director who was a member of that Committee a fee of $1,000 for each Committee meeting attended. Committee meeting fees are paid for only those meetings held separately from other meetings. In addition, the Fund reimburses directors who are not employees of or affiliated with the Advisor for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Directors' fees and expenses payable of $97,010 shown on the Statements of Assets and Liabilities represents total dollars owed to Directors that have been accrued and not paid. Directors' fees and expenses of $595,445 shown on the Statement of Operations represent the portion of Directors' fees and expenses accrued during the period January 1, 2007 through December 31, 2007. These fees are calculated by projecting Directors' fees contractually owed and adding estimates of reimbursable expenses based on historical activity.

NOTE 4--CAPITAL SHARE TRANSACTIONS
The Fund is authorized to issue up to 50 million shares of capital stock. HCC owned 189,187 of the 32,156,607 shares outstanding on December 31, 2007. Transactions in capital shares were as follows:

                            For the Year Ended         For the Year Ended
                             December 31, 2007          December 31, 2006
                            ------------------         ------------------
                          Shares        Amount    Shares           Amount
                         ------        ------    ------       ------
       Sale of Shares
        through
        rights
        offering      8,149,552  $135,360,705        --  $        --
       Dividends
        Reinvested           --            --   798,957   12,903,159/(a)/
       Repurchased     (390,600)   (6,803,424) (430,800)  (7,550,175)
                      ---------  ------------  --------  -----------
       Net increase   7,758,952  $128,557,281   368,157  $ 5,352,984
                      =========  ============  ========  ===========

(A)REPRESENTS SHARES ISSUED TO STOCKHOLDERS WHO DID NOT ELECT CASH IN CONJUNCTION WITH A LONG TERM CAPITAL GAINS DISTRIBUTION OF $1.276 PER SHARE PAID JANUARY 31, 2006 TO STOCKHOLDERS OF RECORD ON DECEMBER 19, 2005.

NOTE 5--FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS
At December 31, 2007, accumulated net investment income and accumulated net realized gain from investments and foreign currency transactions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions.

The following reclassification was a result of net operating losses and currency reclassifications and has no impact on the net assets of the Fund.

Undistributed Net Investment Income $  865,367
Undistributed Net Realized Gain      (872,274)
Paid-In-Capital                          6,907

The tax character of distributions paid during 2007 and 2006 was as follows (see page 35 for details):

                                           2007        2006
                -                       ----------- -----------
                Ordinary income         $ 8,392,875 $14,699,228
                Long-term capital gains  50,223,541  33,698,569
                Equalization                  6,903          --

At December 31, 2007, the components of distributable earnings on a tax basis were as follows:

                   Undistributed Ordinary Income $  4,473,493
                   Undistributed Long-Term Gain     3,221,608
                   Unrealized Appreciation        314,528,526
                                                 ------------
                   Total                         $322,223,627
                                                 ============

Gains from foreign currency transactions are to be treated as ordinary income for Federal income tax purposes.

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

ended December 31, 2007, were $203,828,086 and $154,479,357, respectively.

The following information summarizes all distributions declared by the Fund during the year ended December 31, 2007.

                                        Record  Payable
              Distribution               Date    Date     Amount
              ------------             -------- -------- --------
              Long-Term Capital Gains  05/17/07 05/29/07 $0.52700
              Short-Term Capital Gains 12/17/07 01/29/08 $0.26100
              Long-Term Capital Gains  12/17/07 01/29/08 $1.16200
                                                         --------
              Total Distributions                        $1.95000
                                                         ========

NOTE 6--STOCK REPURCHASE PROGRAM
Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange ("NYSE") in 1999 and has continued purchases in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio. The Board had authorized the Fund to repurchase up to 500,000 shares during 2007. During the year ended December 31, 2007, the Fund repurchased and retired 390,600 shares at an average price of $17.42 per share (including brokerage commissions) and a weighted average discount of 13.05%. These repurchases, which had a total cost of $6,803,424, resulted in an increase of $1,053,757 to the Fund's net asset value. This gain is the result of the difference between the Fund's net asset value and the activity price of the buyback.

NOTE 7--LINE OF CREDIT
On December 13, 2006, the Fund entered into a line of credit arrangement with the custodian to be used for temporary purposes. The initial agreement expired on December 13, 2007 and, based on the Fund's request, was renewed until December 13, 2008. The agreement provides that the Fund may borrow up to an aggregate amount not to exceed $45,000,000 at any one time outstanding. The Fund pays interest on the unpaid principal amount of each advance made to it from the day of such advance until such principal amount is paid in full. The interest is payable in arrears on demand, or if no demand has been made, on the last day of the interest period for such advance, pursuant to the agreement.

As of December 31, 2007, the Fund had no loans outstanding under the line of credit. During the year ended December 31, 2007 the average borrowing was 17.2 million (Swiss Francs) and the average interest rate was 3.25%.

NOTE 8--WRITTEN OPTION TRANSACTIONS
Transactions in options written during the year ended December 31, 2007 were as follows:

                                                          Calls
                                                          -----
                                                    Number of
                                                    Contracts Premiums
                                                  - --------- --------
         Outstanding, December 31, 2006                   --  $     --
         Options written                             125,668   209,750
         Options terminated in closing transactions  125,668   209,750
         Options exercised                                --        --
         Options expired                                  --        --
                                                     -------  --------
         Outstanding, December 31, 2007                   --  $     --
                                                     -------  --------

NOTE 9--RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS
Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal, Delaware state and foreign tax returns. No income tax returns are currently under examination. The Fund's U.S. federal tax returns remain open for examination for the years ended December 31, 2004 through December 31, 2007. The Fund's Delaware state tax returns remain open for examination for the years ended December 31, 2003 through December 31, 2007. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions that remain open subject to examination based on varying statutes of limitations.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS")

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Although still in the process of evaluating the impact, if any, upon adoption of the standard, management believes there will be no material impact other than enhanced disclosures.

NOTE 10--PRIVATE EQUITY COMMITMENTS
As of December 31, 2007, the Fund invested in private equity funds. The Fund's investments are summarized in the Schedule of Investments. The Fund made capital commitments to private equity funds of $5,211,324 (5,900,000 Swiss Francs), with $4,199,696 (4,754,686 Swiss Francs) outstanding at December 31, 2007, and $2,193,079 (1,500,000 Euro), with $1,973,771 (1,350,000 Euro)
outstanding at December 31, 2007.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Swiss Helvetia Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of The Swiss Helvetia Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and portfolio fund managers of the private equity investments. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
February 25, 2008

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Additional Information (Unaudited)

This report is sent to the stockholders of The Swiss Helvetia Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC's website at http://www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC's website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available, without charge and upon request, on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications
The Fund's chief executive officer has certified to the NYSE, pursuant to the requirements of Section 303A.12(a) of the NYSE Listed Company Manual, that, as of June 8, 2007, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the Securities and Exchange Commission on Form N-CSR and Form N-Q contain certifications by the Fund's chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Act, including certifications regarding the quality of the Fund's disclosures in such reports and certifications regarding the Fund's disclosure controls and procedures and internal control over financial reporting.

Code of Ethics
The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to provisions of the Investment Company Act of 1940 (the "Codes"). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund's portfolio, who help execute the portfolio manager's decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

   The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

   Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short term trading of Swiss equity or equity linked securities.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Additional Information (Unaudited) (continued)

Additionally, the Fund's portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity linked securities and other covered individuals must obtain prior clearance before doing so.

   Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

Distributions
The Fund elected to pass through $0.03800 per share to its stockholders as a credit for taxes paid to Switzerland during its fiscal year ended December 31, 2007.

   The Fund designates 57.61% of its ordinary income dividend distributions for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 73.24% as qualified short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

--------------------------------------------------------------------------------

Tax Information For the Year Ended December 31, 2007

The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. For Federal income tax purposes, distributions from short-term capital gains are classified as ordinary income. The Fund's distributions to stockholders of long- term capital gains included $12,857,564 in connection with the distribution paid May 29, 2007 to stockholders of record on May 17, 2007, and $37,365,977 in connection with the distribution to be paid January 29, 2008 to stockholders of record on December 17, 2007.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan (Unaudited)

The Plan
The Fund's Dividend Reinvestment Plan (the "Plan") offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

   . Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.
   . You will receive shares valued at the lower of the Fund's net asset value or the Fund's market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.
   . Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
   . You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?
If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?
The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund's market price and its net asset value per share on the record date of the distribution or dividend, as described below:

   . If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.
   . If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
   . If the net asset value is less than but within 95% of the market price
     (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
   . If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund's market price increases to a level above the net asset

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan (Unaudited) (concluded)

value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?
The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?
You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?
No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?
AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?
There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST's open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?
Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?
Contact your broker, or contact AST as follows:

   By mail:
     American Stock Transfer & Trust Company
     PO Box 922
     Wall Street Station
     New York, NY 10269-0560

   Through the Internet:
     www.amstock.com

   Through AST's automated voice response System:
     1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

                                                      A SWISS INVESTMENTS FUND





                         THE SWISS HELVETIA FUND, INC.

                               EXECUTIVE OFFICES
                         The Swiss Helvetia Fund, Inc.
                          1270 Avenue of the Americas
                                   Suite 400
                           New York, New York 10020
                                1-888-SWISS-00
                                (212) 332-2760
                                  www.swz.com

                                   THE SWISS
--------------------------------------------------------------------------------
                                   HELVETIA
--------------------------------------------------------------------------------
                                  FUND, INC.
--------------------------------------------------------------------------------
                                  www.swz.com





ANNUAL REPORT
FOR THE
YEAR ENDED
DECEMBER 31, 2007

ITEM 2. CODE OF ETHICS

As of the end of the period covered by this report, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer and senior financial officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Directors (the "Board") has determined that Messrs. Paul R. Brenner, Esq., Didier Pineau-Valencienne and Stephen K. West, Esq., each a member of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the "SEC"). Messrs. Brenner, Pineau-Valencienne and West each are "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,750 in 2006 and $52,656 in 2007.

(b) There were no audit-related fees billed to the Registrant in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant to the Registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively the "investment adviser") which were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(c) The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning ("Tax Services") were $4,400 in 2006 and $4,625 in 2007. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) There were no other fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item.

(e) (1) The Registrant's Audit Committee pre-approves the principal accountant's engagements for audit and non-audit services to the Registrant, and certain non-audit services to the investment adviser that are required to be pre-approved on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant's independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) The aggregate non-audit services billed by the principal accountant for services rendered to the Registrant in the reporting periods were $4,400 in 2006 and $4,625 in 2007. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) The Registrant's Audit Committee considers whether the provision of any non-audit services rendered to the investment adviser not pre-approved (not requiring pre-approval) by the Audit Committee is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. It is composed of the following Directors, each of who is not an "interested person" as defined in the Investment Company Act of 1940:

Paul R. Brenner, Esq.
R. Clark Hooper
Michael Kraynak, Jr.
Didier Pineau-Valencienne
Stephen K. West, Esq.

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Registrant has delegated voting of proxies in respect of portfolio holdings to its investment adviser, Hottinger Capital Corp. (the "Advisor"), to vote the Registrant's proxies in accordance with Advisor's proxy voting guidelines and procedures. The Advisor has adopted proxy voting guidelines (the "Voting Guidelines") that provide as follows:

     . The Advisor votes proxies in respect of a client's securities in the client's best economic interests and without regard to the interests of the Advisor or any other client of the Advisor.

     . Unless the Advisor's Proxy Voting Committee (the "Committee") otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Advisor votes proxies in a manner consistent with the Voting Guidelines.

     . To avoid material conflicts of interest, the Advisor applies the Voting Guidelines in an objective and consistent manner across client accounts. Where a material conflict of interest has been identified and the matter is covered by the Voting Guidelines, the Committee votes in accordance with the Voting Guidelines. Where a conflict of interest has been identified and the matter is not covered by the Voting Guidelines, the Advisor will disclose the conflict and the Committee's determination of the manner in which to vote to the Registrant's Audit Committee.

     . The Advisor also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client's overall best interests not to vote.

The Advisor's Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, the Advisor generally will:

     . support management in most elections for directors, unless the board gives evidence of acting contrary to the best economic interests of shareholders;

     . support option plans, if it believes that they provide for their administration by disinterested parties and provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth out of the company; and

     . oppose anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PRINCIPAL PORTFOLIO MANAGERS

          As of the date of the filing of this Report on Form N-CSR, Messrs. Philippe Comby and Rudolf Millisits are primarily responsible for the management of the Registrant's portfolio.

          Mr. Comby has been a portfolio manager of the Registrant since 1999, when he joined the Advisor. Mr. Comby is a Vice President of the Registrant and a Director and Senior Vice President of the Advisor. He also is a Director and the President of Hottinger U.S., Inc. and the Chief Investment Officer and Senior Vice President of Hottinger Brothers LLC, each of which is a registered investment adviser affiliated with the Advisor. Mr. Comby has been affiliated with the Hottinger Group since 1994, providing portfolio management and client advisory services. He is a member of the New York Society of Security Analysts, a member of Global Association of Risk Professionals and a Chartered Financial Analyst.

          Mr. Millisits has been a portfolio manager of the Registrant since 1994, when he joined the Advisor. Mr. Millisits is the Senior Vice President and Chief Financial Officer of the Registrant and the Chief Operating Officer, Executive Vice President and Chief Compliance Officer of the Advisor. He also is the Chairman and Chief Executive Officer of Hottinger U.S., Inc. and the President and Chief Financial Officer of Hottinger Brothers, LLC. Mr. Millisits has been affiliated with the Hottinger Group since 1993, providing portfolio management and private banking services. Prior to joining the Hottinger Group, Mr. Millisits was a portfolio manager for private clients for Credit Suisse in New York and Geneva.

PORTFOLIO MANAGEMENT

          The Registrant's portfolio managers manage multiple accounts for a diverse client base, including private clients and institutions.

          Material Conflicts Related to Management of Similar Accounts. The
          ------------------------------------------------------------
potential for conflicts of interest exist when the Advisor or its affiliates and the portfolio managers manage other accounts that invest in securities in which the Registrant may invest or that may pursue a strategy similar to the Registrant's strategy (collectively, "Similar Accounts"). In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

          Potential conflicts of interest may arise because of a portfolio manager's management of the Registrant and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the portfolio manager may be perceived as causing accounts he manages to participate in an offering to increase his overall allocation of securities in that offering, or to increase his ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the portfolio manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, the Registrant's portfolio managers may be perceived to have a conflict of interest because of the number of Similar Accounts, in addition to the Registrant, that they are managing. In addition, the Advisor could be viewed as having a conflict of interest to the extent that the Advisor or its affiliates and/or the portfolio managers have a materially larger investment in a Similar Account than their investment in the Registrant.

          A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

          Other Accounts Managed by the Portfolio Managers. The chart below
          ------------------------------------------------
includes information regarding the Registrant's portfolio managers, as of December 31, 2007. Specifically, it shows the number of other portfolios and assets, including the Registrant, managed by the Registrant's portfolio managers. Neither portfolio manager manages any accounts with respect to which the advisory fee is based on this performance of the account.

                    REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
PORTFOLIO MANAGER       COMPANIES ($)             VEHICLES ($)        OTHER ACCOUNTS ($)
-----------------   ---------------------   -----------------------   ------------------
Philippe Comby         1 (622 million)                 0               23 (74.3 million)
Rudolf Millisits       1 (622 million)                 0               23 (74.3 million)

COMPENSATION FOR THE PORTFOLIO MANAGERS

          The portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Registrant may invest or pursue a strategy similar to one of the Registrant's strategies.

          During the fiscal period covered by this Report on Form N-CSR, the Registrant's portfolio managers were compensated by a competitive salary and bonus structure, which was determined both quantitatively and qualitatively. Salary and bonus are paid in cash. The portfolio managers are compensated on the performance of the aggregate group of portfolios they manage rather than for a specific fund or account. Various factors are considered in the determination of the portfolio managers' compensation. All of the portfolios managed by the portfolio managers are comprehensively evaluated to determine each portfolio manager's positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce the Advisor's investment philosophy.

          Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas; and (v) the performance results of the portfolios managed by the portfolio managers.

          Variable bonus is based on the portfolio managers' quantitative performance as measured by their ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the portfolio manager, by comparison to predetermined benchmarks (for the Registrant, the Swiss Market Index and the Swiss Performance Index) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable), as well as performance relative to peers. The portfolio managers' bonuses also can be influenced by subjective measurement of the managers' ability to help others make investment decisions.

OWNERSHIP OF SECURITIES OF THE REGISTRANT

          As of December 31, 2007, Mr. Comby and Mr. Millisits owned between $50,001-$100,000 and over $100,000 of shares of common stock of the Registrant, respectively.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                                                                                           (d) Maximum
                                                                                           Number (or
                                                                                           Approximate
                                                                (c) Total Number of     Dollar Value) of
                                                                  Shares (or Units)      Shares that May
                                                                Purchased as Part of    Yet Be Purchased
                      (a) Total Number of   (b) Average Price    Publicly Announced    Under the Plans or
Period                  Shares Purchased      Paid per Share      Plans or Programs         Programs
-------------------   -------------------   -----------------   --------------------   ------------------
01/01/07 - 01/31/07                                                                          500,000
02/01/07 - 02/28/07                                                                          500,000
03/01/07 - 03/31/07                                                                          500,000
04/01/07 - 04/30/07                                                                          500,000
05/01/07 - 05/31/07                                                                          500,000
06/01/07 - 06/30/07                                                                          500,000
07/01/07 - 07/31/07                                                                          500,000
08/01/07 - 08/31/07         190,200              17.0036               190,200               309,800
09/01/07 - 09/30/07         149,300              17.7641               149,300               160,500
10/01/07 - 10/31/07          51,100              18.3234                51,100               109,400
11/01/07 - 11/30/07                                                                          109,400
12/01/07 - 12/31/07                                                                          109,400
                            -------              -------               -------               -------
Total                       390,600              17.6970               390,600               109,400
                            =======              =======               =======               =======

At the December 6, 2007 meeting of the Board, the Board approved the purchase of up to 500,000 shares of the Fund by the Advisor during 2008. The approved purchase plan, announced to the public in a press release on December 6, 2007, expires on December 31, 2008. The Fund does not intend to terminate the plan prior to its expiration.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS No material changes to procedures.

ITEM 11. CONTROLS AND PROCEDURES

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) A copy of the Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (Exhibit filed herewith).

(a)(3) Not Applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (Exhibit filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant        THE SWISS HELVETIA FUND, INC.


By   /s/ Rodolphe E. Hottinger
     ----------------------------------------------
     Rodolphe E. Hottinger, Chief Executive Officer

Date 3/6/08
     ----------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By   /s/ Rodolphe E. Hottinger
     ----------------------------------------------
     Rodolphe E. Hottinger, Chief Executive Officer

Date 3/6/08
     ----------------------------------------------


By   /s/ Rudolf Millisits
     ----------------------------------------------
     Rudolf Millisits, Chief Financial Officer

Date 3/6/08
     ----------------------------------------------